Exhibit 99.1

Encouraging early ten-layer cell cycling results - now at 200 cycles with >96% capacity retention at 1C/1C and 25 degC, generally in line with what we’ve seen for our single- and four-layer cells

10-Layer Multilayer Cycle Life Charge-Discharge Rate 1C-1C Cathode Loading 3.1mAh/cm2 Current Density 3.1mA/cm3 Temperature 25°C Anode Anode-free Li metal Depth of Discharge 100% Area 70x85mm Pressure ~3.4atm Layers 10 Discharge Capacity [%] 0 20 40 60 80 100 Cycle 0 25 50 75 100 125 150 175 200